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                            PLACEMENT AGENT AGREEMENT

                Offering of 8% Senior Convertible Notes Due 1999


                                           February 15, 1996

Rauscher Pierce & Clark Inc.  and
Rauscher Pierce & Clark Limited
c/o Rauscher Pierce & Clark Limited
56 Green Street
London W1Y 3RH
England


Dear Sirs:

                  1.   INTRODUCTION

                  FiberChem, Inc., a Delaware corporation (the "Company"), has duly authorized the issuance and sale of up to $4,000,000 of its 8% Senior Convertible Notes Due 1999 (the "Notes").

                  The Company has prepared and delivered a preliminary offering memorandum dated December 6, 1996 (the "Preliminary Offering Memorandum"), describing, among other things, the Notes, and providing material information about the Company and the terms of the offering (the "Offering"). The Company has prepared and delivered to you a final offering memorandum dated February 2, 1996 (together with any amendments or supplements thereto, the "Final Offering Memorandum").

                  The Company intends to offer and sell the Notes to Purchasers who are not "U.S. persons" as defined in Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to subscription agreements (the "Subscription Agreements") to be entered into by the Company and each purchaser (each a "Purchaser," and together the "Purchasers"), in reliance upon and in conformity with an exemption from the registration requirements of the Securities Act pursuant to Regulation S.

                  The Company has requested you to assist the Company as placement agent in the placement of the Notes, and you have indicated your willingness to do so, subject to the satisfactory completion of such investigation and inquiry into the Company's business as you deem appropriate under the circumstances and subject to the conditions set forth below.

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                  2.   APPOINTMENT OF PLACEMENT AGENT;
                       PLACEMENT OF NOTES

                       (a) The Company hereby appoints Rauscher Pierce & Clark Inc. and Rauscher Pierce & Clark Limited (together, the "Placement Agent") as placement agent in connection with the placement of all of the Notes for the period (the "Offering Period") terminating at the close of business on February 20, 1996, unless you and the Company agree in writing that the Offering Period shall be further extended (the "Offering Termination Date"). Subject to the performance in all material respects by the Company of its obligations to be performed, and to the completeness and accuracy in all material respects of all of the representations and warranties of the Company, you hereby accept such agency and agree on the terms and conditions set forth in this Agreement to use your best efforts during the Offering Period to find qualified Purchasers for all of the Notes. Your agency hereunder, which is coupled with an interest and therefore is not terminable by the Company without your permission, shall continue until the Offering Termination Date, except that, in any event, your agency shall terminate on the date of the initial issuance of the Notes (the "Closing Date").

                       (b) In the event the Offering is commenced and no Notes shall have been subscribed for prior to the Offering Termination Date, your agency and this Agreement shall terminate without obligation on your part or on the part of the Company except as provided in SECTION 5 and except that the indemnification and contribution provided for in SECTION 8 shall continue after termination of this Agreement.

                       (c) The Placement Agent shall not, in fulfilling its obligations, act as underwriter for the Notes, and is in no way obligated, directly or indirectly, to advance its own funds to purchase any Notes.

                       (d) Notwithstanding anything herein to the contrary, the Company shall not be obligated to sell any of the Notes unless the Placement Agent shall have found qualified subscribers for such Notes.

                  3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to, and agrees with, the Placement Agent that:

                       (a) The Final Offering Memorandum, as of its date and at the Closing Date did not and will not as of such dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions relating to matters of foreign law or made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use in the Final Offering Memorandum.

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                       (b) Neither the Company or any affiliate of the Company
nor anyone acting on the behalf of the Company or any such affiliate, other than the Placement Agent, has, directly or indirectly, offered, sold or attempted to offer, sell or dispose of any of the Notes, or solicited any offer to buy any Notes from, or otherwise approached or negotiated with respect to the Notes with, any person, except to or through Gordon Werner.

                       (c) The execution, delivery and performance of this Agreement and the Placement Agent Warrants (as defined in SECTION 5(c)) by the Company (i) has been duly authorized by all requisite corporate action of the Company, and (ii) will not violate (A) the Certificate of Incorporation or By-laws of the Company or (B) any law applicable to the Company or any of its subsidiaries or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or (C) any provision of any indenture, mortgage, agreement, contract or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, or be in conflict with, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of any claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries (except for such violation or conflict described in this Section which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole). Upon execution and delivery by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnity or contribution may be limited under applicable law.

                       (d) Upon delivery to the Placement Agent, the Placement Agent Warrants (as defined in SECTION 5(c)) will be duly issued and will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law. The shares of common Stock of the Company (the "Common Stock") issuable upon exercise of any of the Placement Agent Warrants (the "Warrant Shares") have been duly and validly authorized and reserved for issuance. The Warrant Shares, as and when issued and delivered in accordance with the terms of the Placement Agent Warrants, and upon receipt by the Company of the exercise price, will be duly and validly issued and outstanding, fully paid and non-assessable, and will not be subject to any pre-emptive or similar rights.

                  4.   CERTAIN AGREEMENTS OF THE COMPANY

                  The Company hereby agrees with the Placement Agent that:

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                       (a)  During the Offering Period, neither the Company or
any affiliate of the Company nor anyone acting on behalf of the Company or any such affiliate, other than the Placement Agent and any agents which the Placement Agent may appoint with reasonable care, shall, directly or indirectly, offer or sell, or attempt to offer, sell or dispose of, any of the Notes, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Notes.

                       (b) If any event shall occur as a result of which it is necessary, in the opinion of the Placement Agent, to amend or supplement the Final Offering Memorandum in order to correct any untrue statement of a material fact or to state a material fact required to be stated or necessary to make the statements in the Final Offering Memorandum, in the light of the circumstances under which they were made, not misleading, the Company shall forthwith prepare and furnish to the Placement Agent a reasonable number of copies of such amendment of or supplement to the Final Offering Memorandum (in form and substance satisfactory to the Placement Agent), so that, as so amended or supplemented, the Final Offering Memorandum will not contain an untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in the light of the circumstances under which they were made, not misleading. The Company will not at any time amend or supplement the Final Offering Memorandum (i) prior to having furnished the Placement Agent and its counsel with a copy of the proposed form of the amendment or supplement and giving the Placement Agent and its counsel a reasonable opportunity to review and comment upon the same or (ii) in a manner to which the Placement Agent or its counsel shall reasonably object.

                       (c) The Company shall furnish such information, execute such instruments and take such action, if any, as may be required to effect the placement of the Notes under the securities laws of each jurisdiction in which the Notes are offered for sale or sold; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                       (d) The Company shall furnish or make available to the Placement Agent or its counsel such additional documents and information regarding the Company and its affairs as the Placement Agent may from time to time reasonably request, including any and all documentation reasonably requested in connection with its due diligence efforts regarding information in the Final Offering Memorandum and in order to evidence the accuracy or completeness of any of the conditions contained in this Agreement; and all actions taken by the Company to authorize the issuance and sale of the Notes and to reserve for issuance the Warrant Shares and the shares of Common Stock issuable upon conversion of the Notes shall be reasonably satisfactory in form and substance to the Placement Agent.

                       (e) The Company shall, at all times upon reasonable request from the date hereof through the Closing Date and prior to the acceptance of each subscription, (i) make available to each Purchaser or its advisers, or both, such information (in addition to that contained in the Final Offering Memorandum) concerning the Offering, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense, and (ii) provide each Purchaser or its

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advisers, or both, the opportunity to ask questions of, and receive answers from, the Company with respect to such matters.

                       (f) The Company shall not offer or sell any securities of the same class as the Notes until a period of six (6) months has elapsed from the Closing Date of the Offering, unless the Company shall have provided the Placement Agent with a satisfactory opinion from the Company's legal counsel to the effect that the proposed offer or sale will not result in any violation of the Securities Act, any state securities or blue sky laws, and any rules or regulations promulgated thereunder.

                       (g) The Company will not at any time issue a press release to announce the Offering of the Notes (i) without the prior consent of the Placement Agent, (ii) prior to having furnished the Placement Agent with a copy of the proposed form of the press release and giving the Placement Agent a reasonable opportunity to review and comment upon the same or (iii) in a manner to which the Placement Agent or its counsel shall reasonably object, unless the Company is required to do so by applicable law.

                  5.   COMPENSATION;  PAYMENT OF EXPENSES

                       (a) In consideration of the Placement Agent's services in acting as exclusive placement agent for the Notes, the Company hereby agrees to pay to the Placement Agent a fee (the "Placement Agent Fee") in an amount equal to seven percent (7%) of the aggregate gross cash proceeds of the sale of the Notes, on the Closing Date by wire transfer of immediately available funds to an account to be designated by the Placement Agent at least two (2) business days prior to the Closing Date.

                       (b) In exchange for the Placement Agent's services in connection with the Offering, the Company shall reimburse the Placement Agent for all of the reasonable out-of-pocket expenses incurred by the Placement Agent in connection with the Offering, including the reasonable fees, disbursements and expenses of the Placement Agent's legal counsel. Such expense reimbursement is not contingent upon the successful completion of the Offering, and shall be payable as billed by the Placement Agent from time to time prior to the Closing Date. Any outstanding sum due for out-of-pocket expenses shall be payable on the Closing Date by wire transfer of immediately available funds to an account to be designated by the Placement Agent at least two (2) business days prior to the Closing Date. The Company and the Placement Agent acknowledge that the Company has paid the Placement Agent an aggregate of $14,113.17 with respect to out-of-pocket expenses billed to the Company by the Placement Agent prior to the Closing Date.

                       (c) For a price of one hundred United States dollars ($100.00), the Company hereby agrees to issue to Rauscher Pierce & Clark Limited ("RPC Ltd."), concurrently with the successful completion and closing of the Offering, warrants to purchase Common Stock (the "Placement Agent Warrants") covering a number of shares of Common Stock equal to ten percent (10%) of the number of shares into which the Notes sold in the Offering are convertible, exercisable at $0.80 per share; PROVIDED, HOWEVER, that both the number of shares and the exercise price shall be

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subject to adjustment on the first anniversary of the Closing Date in the event that the average closing bid price during the thirty business days immediately prior to the first anniversary of the Closing Date is less than the Conversion Price (as defined in the Note Agreement of even date herewith between the Company and the registered holders of the Notes). In such event, the exercise price of the Placement Agent Warrants shall be adjusted to a price equal to a price ten percent (10%) less than the average closing bid price for such thirty day period, and the number of shares shall be adjusted based on the number of shares of Common Stock into which the Notes are then convertible based on the adjusted Conversion Price; PROVIDED, HOWEVER, that in no event shall the number of shares issuable upon exercise of the Placement Agent Warrants be decreased and in no event shall the exercise price of the Placement Agent Warrants be increased as a result of such adjustment. All shares of Common Stock issuable upon the exercise of the Placement Agent Warrants (the "Warrant Shares") will be issuable out of the authorised Common Stock. In the event that the holder of the Placement Agent Warrants provides notice of election to exercise and the Company does not have sufficient authorized but unissued Common Stock on that date to allow for exercise of all of the Placement Agent Warrants then exercised, the Company shall (i) issue such shares of Common Stock as it has available to the holder of the Placement Agent Warrants so exercised, and (ii) with respect to any remaining Placement Agent Warrants then exercised and for which shares of Common Stock are not available for issuance, make a cash payment to the holder of the Placement Agent Warrants in an amount equal to the middle price between closing bid and offer prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System - The SmallCap Market ("Nasdaq") or any other national securities exchange or other securities listing service on which the shares of Common Stock of the Company are then listed (a "Securities Exchange") on the trading day immediately prior to the date on which the notice of election to exercise was given, or if the Common Stock is not then listed on Nasdaq or a Securities Exchange the fair market value as determined by the Board of Directors of the Company on such date, less the aggregate exercise price of the Placement Agent Warrants exercised, in lieu of issuing such shares of Common Stock. The Placement Agent Warrants will have a term of five (5) years, will provide for piggy-back registration rights and may be exercised as to all or any lesser number of shares of Common Stock covered thereby commencing six months after the Closing Date. The Placement Agent Warrants shall be non-transferable except to (i) RPC Inc. or RPC Ltd.;
(ii) successors to RPC Inc.; (iii) purchasers of substantially all of the assets of RPC Inc. or RPC Ltd.; (iv) officers, directors, employees, or agents of RPC Inc. or RPC Ltd.; (v) shareholders of RPC Inc. or RPC Ltd. or the shareholders or partners of their respective transferees in the event of a dissolution or liquidation of RPC Inc. or RPC Ltd.; or (vi) the respective nominees of any of the foregoing parties. The Placement Agent Warrants and the Warrant Shares shall be issued pursuant to the exemption from registration under the Securities Act provided by Regulation S. RPC Ltd. and any and all transferees of the Placement Agent Warrants and the Warrant Shares pursuant to clauses (i) through
(vi) of this Section shall comply, and any and all such permitted transfers of Placement Agent Warrants and Warrant Shares shall be made in compliance with the terms and provisions of the Securities Act, including Regulation S, and all other applicable securities laws of all other jurisdictions in which the Placement Agent Warrants and the Warrant Shares are issued and transferred, and any transfer not in such compliance shall be null and void and shall be given no effect.

                       (d) The Company and the Placement Agent acknowledge that the Company shall pay Fladgate Fielder a one percent (1%) fee relating to the Offering.

                       (e) Whether or not the transactions contemplated hereby and by the Subscription Agreements shall be consummated, the Company shall pay all costs and expenses in connection with (i) the preparation and reproduction of the Preliminary Offering Memorandum and the Final Offering Memorandum, the certificates representing the Warrant Shares, the Notes and the shares of Common Stock issuable upon conversion of the Notes, (ii) the reproduction of the Subscription Agreements, (iii) the Company's performance of and compliance with all agreements and conditions contained herein and in the Placement Agent Warrants, the Subscription Agreements, the Note Agreement, the certificates representing the Warrant Shares and shares of Common Stock issuable upon conversion of the Notes on its part to be performed or complied with, (iv) all expenses incident to the issuance and delivery of the Warrant Shares, the Notes and the shares of Common Stock issuable upon conversion of the Notes, (v) the fees, disbursements and expenses of the Company's legal counsel and accountants and the (vi) the fees, disbursements and expenses of Interallianz Bank AG's legal counsel.


                  6.   CONDITIONS OF THE PLACEMENT AGENT'S OBLIGATION

                  The Placement Agent's obligation to place the Notes is subject to the accuracy of the representations and warranties of the Company in this Agreement, the Subscription Agreements and the Note Agreement, to the performance by the Company of its obligations under each of those agreements, and to the following further conditions:

                       (a) After the expiration of the applicable Restricted Period, the Warrant Shares shall be tradeable as part of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation System - The SmallCap Market or any other national securities exchange, share quotation system or listing service on which the shares of Common Stock of the Company are listed or admitted to trading at any time subsequent to the Closing Date.

                       (b) The conditions to the Purchasers' obligations as set forth in the Subscription Agreements shall have been satisfied in all material respects.

                       (c) All documents incident to this Agreement, the Note Agreement and the Subscription Agreements shall be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and the Placement Agent and its counsel shall have received such information, certificates and documents as they may reasonably request.

                  7.   MANNER OF OFFERS AND SALES OF THE NOTES

                       (a) The offers and sales of the Notes are to be effected pursuant to Regulation S. The Company and the Placement Agent have established the following procedures in connection with the offer, sale and resale of the Notes:

                       (i) each offer and sale of the Notes shall be made only in an "offshore transaction" (as defined in Regulation S) and to Purchasers who are not "U.S. persons" (as defined in Regulation
             S);

                       (ii) no offer or sale of any of the Notes shall be made in the United States or to, or for the account or benefit of, any "U.S. person";

                       (iii) no "directed selling efforts" (as defined in Regulation S) in respect of the Notes shall be made in or directed toward the United States;

                       (iv) "offering restrictions" (as defined in Regulation
             S) in respect of the Notes shall be implemented;

                       (v) each Purchaser of the Notes shall be furnished with the Final Offering Memorandum prepared by the Company, which describes, among other things, (A) the Notes, (B) such summary financial and business information concerning the Company as is considered appropriate, and (C) the restrictions on resale of the Notes;

                       (vi) no Preliminary Offering Memorandum or Final Offering Memorandum shall be delivered to any "U.S. person"; and

                       (vii) each Purchaser of the Notes shall be required to execute and deliver a Subscription Agreement which shall contain restrictions on resale of the Notes otherwise than in compliance with the Securities Act and the rules and regulations promulgated by the Securities and Exchange Commission thereunder.

                       (b) The Placement Agent hereby represents, warrants and covenants with the Company that the Placement Agent, its affiliates, and any person acting on behalf of, or as agent of, any of the foregoing, shall, whether as principal or agent, (i) comply with the procedures set forth in SECTION 7(a) hereof, (ii) offer and sell the Notes to the Purchasers only in an "off-shore transaction", (iii) not engage with respect to the Notes in any "directed selling efforts" in or directed toward the United States, (iv) comply with all "offering restrictions" in respect of the Notes, (v) not deliver any Preliminary Offering Memorandum or Final Offering Memorandum to any "U.S. person", (vi) not make any offers or sales of any of the Notes or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person", (vii) comply with all laws and regulations of those jurisdictions in which the Notes are offered or sold which are applicable to the offer and sale of the Notes, and
(viii) on or prior to the Closing Date, send a written confirmation or other notice to each person who is acting on behalf of the Placement Agent to the effect that such person is subject to the same restrictions on offers and sales that apply to the Placement Agent.

                       (c) The Company hereby represents, warrants and covenants with the Placement Agent that the Company, its affiliates, and any person acting on behalf of, or as agent of, any of the foregoing, shall, whether as principal or agent, (i) comply with the procedures set forth in

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SECTION 7(a) hereof, (ii) offer and sell the Notes to the Purchasers only in an
"offshore transaction" (as defined in Regulation S), (iii) not engage with respect to the Notes in any "directed selling efforts" (as defined in Regulation
S) in or directed toward the United States, (iv) comply with all "offering restrictions" in respect of the Notes, (v) not deliver any Preliminary Offering Memorandum or the Final Offering Memorandum to any "U.S. person", (vi) not make any offers or sales of any of the Notes or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person", and (vii) not make any sales of any of the Notes or any interest therein to any person other than the Purchasers; PROVIDED, HOWEVER, that insofar as this representation and warranty involves any broker-dealer participating in the Offering as placement agent, any affiliate of such broker-dealer or any officer, director, employee or agent of such broker-dealer, such representation is made by the Company solely on the basis of and in reliance upon the representations and warranties of such broker-dealer.

                  8.   INDEMNIFICATION AND CONTRIBUTION

                       (a) The Company agrees to defend, indemnify, and hold the RPC Inc., RPC Ltd. and their respective officers, directors, agents, employees, and controlling persons (each in the context of this Section an "Indemnified Party") harmless from and against any losses, claim, damages, or liabilities (including, without limitation, court costs and reasonable attorneys' fees and expenses) to which any Indemnified Party may become subject insofar as the same arises from an action which alleges or is based upon (i) any alleged untrue statement of a material fact in, or omission of a material fact necessary to make, communications by the Company made in connection with the Offering (other than with respect to any written information furnished by the Placement Agent for express inclusion in any such communications), in light of the circumstances in which they were made, not misleading; or (ii) any other violation of applicable securities or other laws, rules and regulations, by the Company or its officers, directors, agents, employees, and controlling persons, irrespective of the role or concurrent negligence of such Indemnified Party (except as set forth in the proviso below); or (iii) any claim asserted by Fladgate Fielder, Daniel Shier, Gordon Werner or any other person or company affiliated or associated with any of the foregoing parties; or (vi) any person or company claiming that such party is entitled to a broker's fee, introduction fee, finder's fee or any other commission or payment of any nature whatsoever in connection with the Note offering. The Company agrees to reimburse each Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating, settling, or defending any action or claim in connection therewith (including, without limitation, court costs and reasonable attorneys' fees); PROVIDED, HOWEVER, that the Company shall not be liable to so indemnify any Indemnified Party in any such case to the extent that any such loss, claim, damage, or liability is found in a final judgment of a court of competent jurisdiction to have resulted from an Indemnified Party's gross negligence or bad faith or breach of the terms of this Agreement.

                       (b) The Placement Agent agrees to defend, indemnify and hold harmless the Company and its officers, directors, agents, employees and controlling persons (each in the context of this Section an "Indemnified Party") from and against any losses, claims, damages or liabilities (including, without limitation, court costs and reasonable attorneys' fees and expenses) to which any Indemnified Party may become subject insofar as the same arises from an action which alleges or is based upon, related to or arises in connection with
(i) any alleged untrue statement of a material fact in, or omission of a material fact necessary to make, any written information furnished by the Placement Agent for express inclusion in any communications by the Company, in light of the circumstances, not misleading and (ii) any breach by the Placement Agent or any Associated Person and to reimburse each Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating, settling or defending any action or claim in connection therewith (including without limitation, court costs and reasonable attorneys' fees); PROVIDED, HOWEVER, that the Placement Agent shall not be liable to so indemnify an Indemnified Party in any such case to the extent that any such loss, claim, damage or liability is found in a final judgment of a court of competent jurisdiction to have resulted from an Indemnified Party's gross negligence, bad faith or breach of the terms of this Agreement.

                       (c) With respect to SECTION 8(a) AND (b) above, the parties agree that an Indemnified Party shall not be deemed to have been grossly negligent for reasonably relying upon any written untrue statement or alleged omission of a material fact necessary to make the statements, in light of the circumstances in which made, not misleading, contained in or omitted from any information provided by or on behalf of the Indemnitor (as defined in SECTION 8(d)) (including, without limitation of the generality of the foregoing, any accountant or attorney employed or retained by the Indemnitor). The indemnification provided in SECTION 8(a) AND (b) above shall extend upon the same terms and conditions to each person, if any, who may be deemed to control any Indemnified Party. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold such Indemnified Party harmless, then the Indemnitor shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitor on the one hand and the Indemnified Party on the other hand but also the relative fault of the Indemnitor and the Indemnified Party, as well as any other relevant equitable considerations. The Indemnitor agrees to reimburse the Indemnified Party within ten days after presentation of any statement by the Indemnified Party of all reasonable expenses (including without limitation of the generality of the foregoing reasonable fees and expenses of attorneys selected by the Indemnified Party) incurred in connection with any testimony they or their employees are required to give (in court, before a regulatory agency, by deposition, or otherwise) in any regulatory or court proceeding (including depositions), whether or not the Indemnified Party is a party, and which related directly or indirectly to the proposed Offering.

                       (d) In the event any action (with respect to which indemnity or reimbursement (i) from the Company pursuant to the provisions of
SECTION 8(a) or (ii) from the Placement Agent pursuant to the provisions of
SECTION 8(b) (each such party hereinafter referred to as the "Indemnitor"), may be sought by any indemnified party pursuant to the provisions of SECTION 8(d) OR
(b) (each such party in the context of this SECTION 8(d), an "Indemnified Party"), shall be brought or threatened against an Indemnified Party, prompt notice of such action shall be given by such Indemnified Party to the Indemnitor in writing, together with a copy of all papers served on, or received by, the Indemnified Party in connection with such action; PROVIDED, HOWEVER, that failure to give such notice shall not affect the Indemnified Party's rights under the indemnification provisions of this Section, unless, and only to the extent that, such failure results in the Indemnitor's forfeiture of substantive rights or defenses. If such an event occurs, the Indemnitor shall assume the defense of such action, including the employment of counsel and the payment of all expenses. Each Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (a) the employment thereof has been specifically authorized by the Indemnitor in writing; (b) the Indemnitor has failed to assume the defense and employ counsel; or (c) the named parties, or parties threatened to be named, to any such action (including any impleaded parties or parties threatened to be impleaded) include both the Indemnified Party and the Indemnitor, and the Indemnified Party has been advised by such counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Indemnitor (in which cases such Indemnified Party shall have the right to employ their own counsel and in such cases any reasonable fees and expenses of such counsel shall be paid by the Indemnitor).

                  9.   TERMINATION OF THIS AGREEMENT

                       (a) In the event the Company does not perform any obligation under this Agreement on its part to be performed or any representation and warranty of the Company hereunder is incomplete or inaccurate, this Agreement, including all of the Placement Agent's obligations under this Agreement, may be immediately cancelled by the Placement Agent by notice to the Company. Any such cancellation shall be without liability of any party to any other party except that the provisions of SECTIONS 5 AND 8 hereof shall survive any such cancellation.

                       (b) In the event that the Placement Agent does not perform any obligation under this Agreement on its part to be performed or any representation or warranty of the Placement Agent hereunder is incomplete or inaccurate in any material respect, this Agreement and all of the Company's obligations hereunder may be immediately cancelled by the Company by notice to the Placement Agent. Any such cancellation shall be without liability of any party to any other party except that the provisions of SECTIONS 5 AND 8 shall survive any such cancellation.

                  10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY

                  All representations, warranties, covenants and agreements contained in this Agreement, or contained in certificates of officers of the Company and the Placement Agent, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or the Company or any controlling person, director or officer of the Placement Agent or the Company, and shall survive delivery of the Notes to the Purchasers, and delivery of the Warrant Shares and the shares of Common Stock upon conversion of any of the Notes.

                  11.  NOTICES

                  All communications provided for or permitted in this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, sent by courier or mailed by registered or certified mail, postage prepaid and return receipt requested, or transmitted by telefax, telex or telegraph and confirmed by a similar mailed writing, if to the Placement Agent, addressed to Rauscher Pierce & Clark Limited, 56 Green Street, London W1Y 3RH, England, Attention: David P. Quint, Managing Director, or to such other address as the Placement Agent may designate in writing to the Company, and, if to the Company, addressed to the Company, 1181 Grier Drive, Suite B, Las Vegas,

Nevada 89119, United States of America, Attention: Geoffrey F. Hewitt, or to such other address as the Company may designate in writing to the Placement Agent.


                  12.  PARTIES

                  This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors. Nothing expressed herein is intended or shall be construed to give any person other than the persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement is intended to be for the sole and exclusive benefit of the parties and their respective successors and for the benefit of no other person except as otherwise expressly set forth herein. No Purchaser of Notes from the Company shall be deemed to be a successor by reason merely of such purchase.

                  13.  MISCELLANEOUS

                  This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated in this Agreement and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions. Neither this Agreement nor any term may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

                  14.  GOVERNING LAW

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions of Delaware law.

                            Very truly yours,

                            FIBERCHEM, INC.


                            By:  /s/ Geoffrey F. Hewitt
                                 ----------------------

                            Name: Geoffrey F. Hewitt
                                  ---------------------

                            Title:   President & CEO
                                   --------------------

                            This Placement Agent
                            Agreement is confirmed
                            and accepted as of the date
                            first above written:

                            RAUSCHER PIERCE & CLARK INC.


                            By  /s/ Alan A. Nash
                               --------------------

                            Name:  Alan A. Nash
                                 ------------------

                            Title: Vice President


                            RAUSCHER PIERCE & CLARK LIMITED


                            By   /s/ Alan A. Nash
                               ---------------------
                            Name: Alan A. Nash
                                 -------------------
                            Title:  Director

                                   SCHEDULE 1

                                     TO THE

                            PLACEMENT AGENT AGREEMENT




The form of the Placement Agent Warrants is set out on the following pages.

No.
    --------------


NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS. THIS NOTE HAS BEEN ISSUED IN A MANNER INTENDED TO COMPLY WITH THE CONDITIONS CONTAINED IN REGULATION S PROMULAGATED UNDER THE ACT. PRIOR TO MARCH 27, 1996, NO OFFER, SALE, TRANSFER, CONVERSION, PLEDGE OR OTHER DISPOSITION (COLLECTIVELY, A "DISPOSAL") OF THIS NOTE OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE MADE (A) IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS DEFINED IN REGULATION S) UNLESS (i) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) FIBERCHEM, INC. ("THE ISSUER") RECEIVES A WRITTEN OPINION OF UNITED STATES LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO THE EFFECT THAT SUCH DISPOSAL IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OR (B) OUTSIDE THE UNITED STATES TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON WHO IS NOT A "U.S. PERSON" UNLESS PRIOR TO SUCH DISPOSAL (i) THE BENEFICIAL OWNER OF SUCH SHARES AND THE PROPOSED TRANSFEREE SUBMIT CERTAIN CERTIFICATIONS TO THE ISSUER (FORMS OF WHICH ARE AVAILABLE FROM THE ISSUER AT ITS PRINCIPAL EXECUTIVE OFFICES AND (ii) THE ISSUER RECEIVES THE LEGAL OPINION DESCRIBED IN (A)(ii) ABOVE.


U.S. $25,000

                                 FIBERCHEM, INC.
                                 U.S. $4,000,000
                      8% SENIOR CONVERTIBLE NOTES DUE 1999

             FIBERCHEM, INC., a corporation duly organized under the laws of Delaware (herein called the "Issuer"), for value received hereby promises to pay to the order of [.] ("Payee") upon surrender hereof the principal sum of

            Twenty-Five Thousand United States Dollars (U.S.$25,000)

on February 15, 1999 and to pay interest thereon from the date hereof semi-annually in arrears on August 15 and February 15 each year, commencing August 15, 1996, (each an "Interest Payment Date"), at the rate of eight percent (8%) per annum, until the principal hereof is paid or payment thereof is duly provided for.

     1. This Note is one of a duly authorized issue of securities of the Issuer designated as its 8% Senior Convertible Notes Due 1999 (herein called the "Notes") in the aggregate principal amount of up to U.S. $4,000,000, issued in accordance with that certain Note Agreement dated as of February 15, 1996 (herein called the "Note Agreement) between the Issuer and the purchasers of the Notes, a copy of which Note Agreement is on file and available for inspection at the offices of Interallianz Bank AG, the paying and conversion agent (herein called the "Paying Agent," which term includes any successor paying or conversion agent under the Note Agreement), at the address set forth in paragraph 12 below. The Notes are direct, general and unconditional obligations of the Issuer and will be senior to all Subordinated Obligations (as such term is defined in the Note Agreement) of the Issuer and will be junior and subordinated to all Senior Obligations of the Issuer, consisting of all bank indebtedness. This Note will rank PARI PASSU with all other evidences of indebtedness issued in accordance with the Note Agreement pursuant to which the Notes are issued, without any discrimination, preference or priority of payment among them whatsoever. Interest on the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     The Notes are convertible into shares (the "Shares") of common stock (the "Common Stock") of the Issuer at the option of the holder (as described in paragraph 3 below) and in certain circumstances at the option of the Issuer (as described in paragraph 4 below), and do not carry any voting rights. The terms of the Notes include and are subject to the terms of the Note Agreement. Reference is hereby made to the Note Agreement and any supplements or amendments thereto for a statement of the respective rights thereunder and hereunder of the Issuer, the Paying Agent and the Note holders. Any term used and not otherwise defined herein shall have the same meaning as in the Note Agreement.

     2. The Notes are issuable only in registered form in the denominations of U.S. $25,000 each and integral multiples thereof. Subject to applicable laws and regulations and any prior conversion of the Note, the principal amount of this Note shall be payable against presentation and surrender of this Note at the offices of the Paying Agent and at such other offices or agencies as the Issuer shall have appointed for the purpose pursuant to the Note Agreement, or by check or wire transfer to the registered holders of the Notes at their respective addresses as they appear upon the Note register maintained by the Paying Agent. Interest on this Note due on or before maturity or conversion shall be payable on each Interest Payment Date by check or wire transfer to the registered holder of the Note at the addresses of the registered holder appearing upon the Note register maintained by the Paying Agent or upon the instructions provided by the registered holder to the Paying Agent in writing from time to time. Interest on this Note due on or before maturity shall be payable, by check or wire transfer to the Note holders in the amount and at the time set forth above. Such payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts, subject to applicable laws and regulations. No payment of principal or interest in respect of this Note shall be made at an office or agency of the Issuer in the United States and no check in payment thereof which is mailed shall be mailed to an address in the United States, nor shall any transfer made in lieu of payment by check be made to an account maintained by the payee with a bank in the United States. Notwithstanding the foregoing, such payments shall be made at the office of a paying agent in the Borough of Manhattan or the City of New York to be appointed by the Issuer, if, and only if (i) payment of the full amount thereof in U.S. dollars at all offices or agencies outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions and (ii) such paying agent in the Borough of Manhattan or the City of New York, would be able to make such payment under applicable laws and regulations.

     3. (a) Subject to the provisions of the Note Agreement and the conditions set forth in the next succeeding paragraph, the registered holder of the Note may convert it into Common Stock of the Issuer at any time after forty days following the date of issuance and before the close of business on February 14, 1999. The initial conversion price shall $.80 per share of Common Stock, subject to adjustment in certain events set forth in subparagraph 3(d) below and in the Note Agreement (the "Conversion Price"). To determine the number of shares issuable upon conversion of a Note, divide the principal amount to be converted by the Conversion Price and round the result down to the next lower full share. On conversion, a payment for any interest accrued but not paid since the Interest Payment Date immediately preceding the Conversion Date will be made to the registered holder.

          (b) The Issuer shall maintain in Europe an office or agency where Notes may be surrendered for conversion. The Issuer has initially appointed the offices of the Paying Agent as its agent in Zurich, Switzerland for such purpose. The Issuer reserves the right to vary or terminate the appointment of any Paying Agent or to appoint additional or other Paying Agents or to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent in a European city.

          (c) To convert a Note, the registered holder must deliver the Note and the election to convert in the form affixed hereto duly executed, subject to the right of the Issuer to terminate the appointment of any such Paying Agent, to the offices of the Paying Agent, or at such other offices or agencies outside the United States as the Issuer may designate. Such form of election shall state the name or names (with address) in which the certificate or certificates for the shares of Common Stock issuable or deliverable on such Conversion shall be registered. In no event may a registered holder convert less than the full principal amount of a Note. After the date of delivery for Conversion, no payment or adjustment shall be made on account of any dividends on the Common Stock issued or delivered upon such Conversion which have accrued or are declared prior to the date of such Conversion.

          (d) (i) The Conversion Price will be adjusted as provided in the Note Agreement for dividends or distributions on Common Stock, distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current Market Price, and distributions to holders of Common Stock of assets or debt securities of the Issuer or certain rights to purchase securities of the Issuer (excluding cash dividends or distributions from current or retained earnings). However, no adjustment need be made in certain cases as provided in the Note Agreement. If the Issuer is or becomes a party in a consolidation or merger or a transfer or lease of all or substantially all of its assets, the right to convert a Note into Common Stock may automatically and without the registered holder's consent be changed into a right to convert a Note into the kind and amount of securities, cash or other assets which the registered holder would have owned immediately after such consolidation, merger, transfer or lease if the registered holder had converted the Note immediately before the effective date of the the transaction.

            (ii)  In addition, the Conversion Price will be adjusted after one
(1) year from the Closing Date if the average closing bid price during the thirty (30) business days immediately prior to the first anniversary date of the
Note issuance is less than the Conversion Price then in effect. In that event, the Conversion Price will be adjusted to a price that represents a 10% discount off the thirty day average closing bid price of the Common Stock for that period.

     4. At any time after February 14, 1997 in the event that the Market Price of the Common Stock shall have remained for any period of thirty (30) consecutive days above two hundred percent (200%) of the Conversion Price, the Issuer may require the registered holders of the Notes to convert all but not part of the Notes into Common Stock. If the Issuer elects to require Conversion of the Notes, the Issuer shall deliver to the Paying Agent an officer's certificate of the Issuer, within ten (10) days after any such thirty-day period, stating that the Issuer is entitled to effect such Conversion and setting forth in reasonable detail a statement of facts showing that all of the conditions precedent to the right of the Issuer to require Conversion of the Notes have occurred. The Issuer shall notify the Paying Agent thereof in writing as soon as practicable stating in the notice the effective date of such required Conversion, and the Paying Agent shall give prompt written notice of the Issuer's intention to require Conversion of the Notes to the holders of the Notes at the address registered in the records maintained by the Paying Agent. If the Notes are to be converted by the Issuer, notice will be given to each registered holder at least thirty (30) days but not more than sixty (60) days prior to the date fixed for Conversion. A partial interest payment shall be made on the Notes for any interest accrued but unpaid in the event that the Conversion Date is not an Interest Payment Date.

     5. Title to Notes shall be reflected upon the register of the Notes maintained by the Paying Agent and shall pass only upon notation of any change in the name of the registered holder on such register. The Issuer, the Paying Agent and any agent of the Issuer or the Paying Agent may deem and treat the registered holder of a Note as the owner thereof for all purposes, whether or not such Note is overdue.

     6. (a) The Issuer shall pay to the Paying Agent at its principal office in Zurich, Switzerland, on or prior to the Business Day immediately preceding each Interest Payment Date and the Maturity Date of the Notes, such amounts as shall be sufficient (with any amounts then held by the Paying Agent and available for the purpose) for payment of the interest on and the principal of the Notes due and payable on such Interest Payment Date or Maturity Date and the Paying Agent's commission relating to that payment of interest or principal, as the case may be. The Paying Agent shall apply the amounts paid to it to the payments of such interest and principal in accordance with the terms of the Notes. Any monies paid by the Issuer to the Paying Agent for the payment of the principal of or interest on any Notes and remaining unclaimed at the end of two years after the principal shall have become due and payable (whether at maturity or otherwise) shall then be repaid to the Issuer upon its written request and upon such repayment all liability of the Paying Agent with respect thereto shall cease, without, however, in any way affecting any obligation the Issuer may have to pay the principal of and interest on this Note as the same shall become due.

          (b) In any case where the due date for the payment of the principal of or interest on any Note shall be at any place of payment a day on which banking institutions are authorized or obligated by law to close or are not carrying out transactions in United States dollars, then payment of principal or interest need not be made on such due date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close with the same force and effect as if made on the due date for such payment and no interest shall accrue for the period after such due date.

     7. (a) (i) The Issuer will pay to the registered holder of this Note who is a United States Alien (as defined below) such additional amounts as may be necessary in order that every net payment of the principal of and interest on this Note after deduction or withholding for or on account of any present or future tax assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein upon or as a result of such payment will not be less than the amount provided for in this Note to be then due and payable; PROVIDED, HOWEVER, that the foregoing obligation to pay additional amounts shall not apply to any one or more of the following:

             (1) any tax assessment or other governmental charge which would not have been imposed but for (A) the existence of any present or former connection between such registered holder (or between a fiduciary, settlor, beneficiary, members, shareholder of or possessor of a power over such registered holder if such registered holder is an estate, a trust, a partnership or a corporation) and the United States, including without limitation such registered holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (B) such registered holder's present or former status as a personal holding Issuer, a foreign personal holding Issuer with respect to the United States, a controlled foreign corporation or a passive foreign investment Issuer for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax;

             (2) any tax assessment or other governmental charge which would not have been so imposed but for the presentations by the registered holder of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof is given to registered holders, whichever occurs later, except to the extent that the registered holder would have been entitled to such additional amounts on presenting such Note on any date during such 30-day period;
             (3) any estate, inheritance, gift, sales, transfer, personal property or similar tax assessment or governmental charge;

             (4) any tax assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the registered holder or beneficial owner of such Note, if compliance is required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax assessment or other governmental charge;

             (5) any tax assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of or interest on such Note;

             (6) any tax assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of or interest on any Note if such payment can be made without such withholding by any other Paying Agent in Europe; or

             (7)  any combination of items (1) through (6),

nor shall such additional amounts be paid with respect to a payment on a Note to a registered holder that is a fiduciary or partnership or other than the sole beneficial owner of such payments to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to additional amounts had such beneficiary, settlor, member or beneficial owner been the registered holder of such Note.

     "United States Alien" means any person who for United States federal income tax purposes is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary or a foreign estate or trust, or a foreign partnership one or more of the members of which is for United States federal income tax purposes a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust and the term United States means the United States (including the States and the District of Columbia) and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and Northern Mariana Islands).

           (ii) Notwithstanding any provision of Section 7(a)(i), if and for so long as a certification, documentation, information or other reporting requirement would be fully satisfied by payment of a backup withholding tax or similar such event, the Issuer will pay as additional amounts such amounts as may be necessary so that every net payment made following the effective date of such requirement outside the United States by the Issuer or any Paying Agent of principal or interest due in respect of any Note of which the beneficial owner is a United States Alien (but without any requirement that the residence or identity of such beneficial owner be disclosed to the Issuer, any Paying Agent or any governmental authority) after deduction or withholding for or on account of such backup withholding tax of similar charge other than a backup withholding tax or similar charge which (1) is the result of a certification, documentation, information or other reporting requirement or (2) is imposed as a result of presentation of such Note for payment more than 30 days after the date on which such payment becomes due and payable or the date on which payment thereof is duly provided for and notice thereof is given to registered holders, whichever occurs later, will not be less than the amount provided for in such Note to be then due and payable.

       (b) The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States to any political subdivision thereof or taxing authority of or in the foregoing with respect to the Note Agreement or the issuance of this Note.

       (c) Except as specifically provided in this Note, the Issuer shall not be required to make any payment with respect to any tax assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Note there is a reference, in a context to the payment of the principal of or interest on, or in respect of any Note, such mention shall be deemed to include mention of the payment of additional amounts to United States Aliens provided for in Section 7(a) to the extent that in such context additional amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of additional amounts (if applicable) in any provision hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     8. The Paying Agent, in its individual or any other capacity may make loans to, accept deposits from, and perform services for the Issuer and its Affiliates, may be the holder of any Notes and may otherwise deal with the Issuer or its Affiliates, or any registered holder, as if it were not the Paying Agent.

     9. (a) In case an Event of Default, as defined below and duplicated in the Note Agreement, shall have occurred and be continuing, the registered holder of this Note may exercise any right, power or remedy permitted to registered holders of the Notes by law and shall have the right to declare the entire principal and all interest accrued on the Notes held by that registered holder then outstanding to be due and payable and in certain instances the Notes will automatically become due and payable in the manner, with the effect and subject to the conditions provided in the Note Agreement.

          (b)  An "Event of Default" shall exist if any of the following occurs:

               (i) The Issuer fails to make any payment of principal on any Note on the Business Day before the date such payment is due, whether at maturity, upon repurchase or otherwise;

               (ii) The Issuer fails to make any payment of interest on any Note on the Business Day immediately preceding the date on which the same shall have become due and such default shall continue for a period of ten (10) Business Days;

               (iii) The Issuer breaches any of its covenants or fails to fulfill its obligations hereunder contained in Sections 7.3, 7.4, 7.5 or 7.6 or in Section 10;

               (iv) The Issuer fails to make any financial report required to be made by it under Section 7.1 of this Agreement and such Default shall continue for a period of thirty (30) Business Days;

               (v) The Issuer or any of its Subsidiaries fails to comply with any provision of this Agreement or the Notes, other than the covenants specified in subparagraphs (a), (b), (c) and (d) above, and such failure continues for more than 30 days after the earlier of (1) the receipt of notice thereof by the Issuer from any holder of any Note or (2) the day on which such failure shall first become known to any executive officer of the Issuer;

               (vi) Any warranty, representation or other statement by or on behalf of the Issuer contained in this Agreement, the Subscription Agreements, the Notes or in any certificate or instrument furnished in compliance with this Agreement, the Subscription Agreements or the Notes is false in any material respect when made;

               (vii) A custodian, receiver, liquidator or trustee of the Issuer, or any of its Subsidiaries which holds a substantial part of the Properties of the Issuer and its Subsidiaries (taken as a whole), or of any substantial part of the Properties of the Issuer and its Subsidiaries (taken as a whole), is appointed by court order and such order remains in effect for more than 90 days; or the Issuer, or any of its Subsidiaries which holds a substantial part of the Issuer and its Subsidiaries (taken as a whole), is adjudicated bankrupt or insolvent; or any substantial part of the Properties of the Issuer and its Subsidiaries (taken as a whole), is sequestered by court order and such order remains in effect for more than 90 days; or petition is filed against the Issuer or any of its Subsidiaries which holds a substantial part of the Properties under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed or stayed within 90 days after such filing;

               (viii) The Issuer or any of its Subsidiaries files a petition in voluntary bankruptcy or seeking relief under provisions of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or regulation, whether now or hereafter in effect, or consents to the filing of any petition against it under such law;

               (ix) The Issuer or any of its Subsidiaries fails to pay its debts as such debts become due except for debts which the Issuer or such Subsidiary may contest in good faith, or becomes insolvent or bankrupt, consents to the entry of an order for relief against it in an involuntary bankruptcy case, or the Issuer or any of its Subsidiaries makes any assignment for the benefit of its creditors, or consents to the appointment of a custodian (including, without limitation, a receiver, liquidator or trustee) of the Issuer or such Subsidiary;

               (x) The Issuer or any Subsidiary (whether as primary obligor or as guarantor or other surety) shall fail, after the expiration of any applicable grace period, to make any payment due on, or to otherwise redeem, when due, any Indebtedness of such Person;'

               (xi) The Issuer or any Subsidiary shall fail to perform or observe any agreement, term or condition contained in any agreement under which an Indebtedness is created (or if any other event thereunder or under any other agreement shall occur and be continuing) and the holders of such

Indebtedness shall have elected as a result thereof to cause such Indebtedness to become due (or to be repurchased by the Issuer or such other Subsidiary) prior to the stated maturity thereof; or

               (xii) Any final judgment or judgments for the payment of money is or are outstanding for more than sixty (60) days from the date of entry and shall not have been discharged in full or stayed by appeal, bond or otherwise.

     10. A director, officer, employee or stockholder as such of the Issuer shall not have any liability for any obligations of the Issuer under the Notes or the Note Agreement or for any claim based on, in respect to or by reason of such obligations or their creation. Each registered holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

     11. Notes shall not be valid unless and until authenticated by the manual signature of the Paying Agent or another authenticating agent appointed by the Issuer.

     12. The Paying Agent, on behalf of the Issuer and at the Issuer's expense, will furnish to any holder of the Notes upon written request a copy of the Note Agreement. Requests may be made to:

               Interallianz Bank AG
               Ramistrasse 31
               P.O. Box 4823
               8022 Zurich, Switzerland


     13. The Note Agreement and the Notes will be governed by and construed in accordance with the laws of the State of Delaware.

     Unless the certificate of authentication hereon has been executed by the Paying Agent by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Note Agreement or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed in its corporate name by the manual or facsimile signature of a duly authorized officer of the Issuer.

     Dated:  February 15, 1996
                                                       FIBERCHEM, INC.



                                        By:
                                             -----------------------------------
                                             Geoffrey F. Hewitt
                                             President


                                        By:
                                             -----------------------------------
                                             Melvin W. Pelley
                                             Chief Financial Officer




CERTIFICATE OF AUTHENTICATION
  This is one of the Notes
 referred to in the within-
  mentioned Note Agreement

INTERALLIANZ BANK AG
as Paying Agent


By:
     ---------------------------------------------
     Authorized Officer


     ---------------------------------------------
     Print Name


By:
     ---------------------------------------------
     Authorized Officer


     ---------------------------------------------
     Print Name

                          NOTICE OF ELECTION TO CONVERT


     The undersigned, being the registered holder of this Note, hereby irrevocably requests the conversion of this Note into Common Stock of the Issuer, in accordance with the terms of the Note Agreement referred to in this Note and requests that the stock certificate issued upon conversion of this Note be registered in the name and address of and delivered to the following person:


          ----------------------------------------
          Name

          ----------------------------------------
          Street Address

          ----------------------------------------
          City, State, Post Code             Country

          ----------------------------------------
          Social Security or tax I.D. Number (if applicable)


     If any shares issued upon conversion of this Note are to be registered in the name of a person other than the undersigned, the undersigned hereby represents that the undersigned has paid all transfer taxes payable with respect thereto.

     The undersigned hereby directs that a check or transfer of funds in payment for fractional shares, if any (and if accrued interest is payable to the holder pursuant to the Note Agreement, the amount of such interest payment) be issued in the name of and delivered to the name and address indicated below.

          ----------------------------------------
          Name

          ----------------------------------------
          Street Address

          ----------------------------------------
          City, State, Post Code             Country

Date:
     ----------------------------



                                  ------------------------------------------
                                  Signature*


                                  ------------------------------------------
                                  Second Signature (if required)*




----------------------------------------
Signature Guarantee


* Signatures must be exactly as the name appears on the first page of this Note. If any shares are to be registered in the name of and delivered to a person other than the registered holder or its nominee, the signature of the registered holder must be guaranteed by The Securities and Futures Authority Limited in the United Kingdom or The International Stock Exchange in London, England or any participant in a recognized signature guarantee medallion program.

     UPON COMPLETION, THIS NOTICE SHOULD BE SENT TO THE PAYING AND CONVERSION AGENT AND THE ADDRESS SET FORTH IN PARAGRAPH 12 OF THE NOTE.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER FEDERAL OR STATE SECURITIES OR BLUE SKY LAWS, AND HAVE BEEN ISSUED IN A MANNER INTENDED TO COMPLY REGULATION S UNDER THE ACT. PRIOR TO MARCH 27, 1996, NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION (COLLECTIVELY, A "DISPOSAL") OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY BE MADE (A) IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY "U.S. PERSON" (AS DEFINED IN REGULATIONS) UNLESS (i) REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR (ii) FIBERCHEM, INC. (THE "COMPANY") RECEIVES A WRITTEN OPINION OF UNITED STATES LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO THE EFFECT THAT SUCH DISPOSAL IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS OR (B) OUTSIDE THE UNITED STATES TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSON WHO IS NOT A "U.S. PERSON" UNLESS PRIOR TO SUCH DISPOSAL (i) THE BENEFICIAL OWNER OF SUCH SHARES AND THE PROPOSED TRANSFEREE SUBMIT CERTIFICATIONS TO THE COMPANY (FORMS OF WHICH ARE AVAILABLE FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES) AND (ii) THE COMPANY RECEIVES THE LEGAL OPINION DESCRIBED IN (A)(ii) ABOVE


                                                                 No. RP-1


                              WARRANTS TO PURCHASE
                         COMMON STOCK OF FIBERCHEM, INC.


                      Initial Issuance on February 15, 1996
              Void after 5:00 p.m. New York Time, February 14, 2001

             THIS CERTIFIES THAT, for value received, RAUSCHER PIERCE & CLARK LIMITED ("RPC Ltd.") or registered assigns (the "Holder") is the registered holder of warrants (the "Warrants") to purchase from FiberChem, Inc., a Delaware corporation (the "Company"), at any time or from time to time beginning on August 15, 1996 and until 5:00 p.m., New York time, on February 14, 2001 (the "Expiration Date"), subject to the conditions set forth herein, at the initial exercise price of $0.80 per share (the "Initial Exercise Price"), subject to adjustment as set forth herein (the "Exercise Price"), up to an aggregate of three hundred fifty-three thousand one hundred twenty-five (353,125) fully paid and non-assessable common shares, par value $0.0001 per share (the "Common Stock"), of the Company (the "Shares") upon surrender of this certificate (the "Certificate") and payment of the

Exercise Price multiplied by the number of Shares being purchased at the principal office of the Company presently located at 1181 Grier Drive, Suite B, Las Vegas, Nevada 89119, United States of America.



             1.   EXERCISE OF WARRANTS.

                  (a) The exercise of any Warrants represented by this Certificate is subject to the conditions set forth below in PARAGRAPH 4, "Compliance with U.S. Securities Laws."

                  (b) Subject to compliance with all of the conditions set forth herein, the Holder shall have the right to purchase from the Company the number of Shares which the Holder may at the time be entitled to purchase pursuant hereto, upon surrender of this Certificate to the Company at its principal office, together with the form of election to purchase attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price multiplied by the number of Shares in respect of which Warrants are then exercised.

                  (c) No Warrant may be exercised after 5:00 p.m., New York time, on the Expiration Date, after which time all Warrants evidenced hereby shall be void, unless exercised prior thereto.

                  (d) Payment of the Exercise Price multiplied by the number of Shares in respect of which Warrants are exercised shall be made in cash, by wire transfer of immediately available funds or by certified check or banker's draft payable to the order of the Company, or any combination of the foregoing.

                  (e) The Warrants represented by this Certificate are exercisable at the option of the Holder, in whole or in part, but not as to fractional Shares. Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the Holder a new certificate of like tenor representing the number of unexercised Warrants.

                  (f) Upon surrender of this Certificate to the Company at its principal office and upon payment of the Exercise Price multiplied by the number of Shares in respect of which Warrants are then exercised, the Company shall cause to be delivered promptly to or upon the written order of the Holder and in such name or names as the Holder may designate, a share certificate or share certificates for the number of whole Shares purchased upon the exercise of the Warrants. Such share certificate or share certificates representing the Shares shall be free of any restrictive legend. The Company shall ensure that no "stop transfer" or similar instruction or order with respect to the Shares purchased upon exercise of the Warrants shall be in effect at Corporate Stock Transfer, Inc. or any successor transfer agent for the Common Stock of the Company (the "Transfer Agent").

                  (g) In the event that the Holder exercises part or all of the Warrants and the Company does not have sufficient authorized but unissued Common Stock on that date to allow for exercise of all of the Warrants then exercised, the Company shall (i) issue such shares of Common Stock as it has available to the Holder of the Warrants so exercised, and (ii) with respect to any remaining Warrants then exercised and for which shares of Common Stock are not available for issuance, make a cash payment to the Holder in an amount equal to the middle closing price between the bid and offer closing prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System - The SmallCap Market ("Nasdaq") or any other national securities exchange or other securities listing service on which the shares of Common Stock of the Company are then listed (a "Securities Exchange") on the trading day immediately prior to the date on which the notice of election to exercise was given, or if the Common Stock is not then listed on Nasdaq or a Securities Exchange the fair market value as determined by the Board of Directors of the Company on such date, less the aggregate exercise price of the Placement Agent Warrants exercised, in lieu of issuing such shares of Common Stock.

             2. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue share certificates representing fractions of Shares and shall not be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction to the nearest whole number of Shares.

             3. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the issuance and delivery of the Shares upon the exercise of the Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any Warrant or any Shares in any name other than that of the Holder, which transfer taxes shall be paid by the Holder.

             4. COMPLIANCE WITH U.S. SECURITIES LAWS. The Warrants and the Shares issuable upon the exercise of the Warrants have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any other federal or state securities or blue sky laws, and the Warrants may not be exercised within the United States or by, or on behalf of, any "U.S. person" (as defined in Regulation S under the Securities Act) unless the Warrants and the Shares have been registered under the Securities Act and any applicable state securities or blue sky laws or exemptions from the registration requirements under the Securities Act and any applicable state securities or blue sky laws are available. Accordingly, (i) the Warrants may not be exercised within the United States and any Shares issuable upon the exercise thereof may not be delivered within the United States except in circumstances constituting an "offshore transaction" (as defined in Regulation S under the Securities Act) and otherwise complying with Regulation S, or unless such Shares have been registered under the Securities Act and any applicable state securities or blue sky laws or exemptions from the registration requirements under the Securities Act and any applicable state securities or blue sky laws are available, and (ii) it is a condition to the exercise of the Warrants that the exercising Holder must deliver to the Company (A) a written certification that such Holder is not a "U.S. person" and that the Warrants are not being exercised on behalf of, or for the account or benefit of, a "U.S. person", or (B) a written opinion of United States legal counsel, in form and substance satisfactory to the Company, to the effect that the Warrants and the Shares have been registered under the Securities Act and any applicable state securities or blue sky laws or are exempt from the registration requirements under the Securities Act and any applicable state securities or blue sky laws.

             5.   TRANSFER OF WARRANTS.

                  (a) The Warrants shall be transferable only on the books of the Company maintained at the Company's principal office upon delivery of this Certificate with the form of assignment attached hereto duly completed and signed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. The Company may, in its discretion, require, as a condition to any transfer of Warrants, a signature guarantee, which may be provided by a commercial bank or trust company, by a broker or dealer which is a member of the National Association of Securities Dealers, Inc., or by a member of a national securities exchange, The Securities and Futures Authority Limited in the United Kingdom, or The International Stock Exchange in London, England. Upon any registration of transfer, the Company shall deliver a new warrant certificate or warrant certificates of like tenor and evidencing in the aggregate a like number of Warrants to the person entitled thereto in exchange for this Certificate, subject to the limitations provided herein, without any charge except for any tax or other governmental charge imposed in connection therewith.

                  (b) Subject to the restriction specified on the first page of this Certificate, the Warrants may be transferred only to: (i) Rauscher Pierce & Clark Inc. ("RPC Inc."); (ii) any corporation, partnership, joint venture or other entity which is a successor by merger or consolidation to RPC Inc. or RPC Ltd.; (iii) any purchaser of substantially all of the assets of RPC Inc. or RPC Ltd.; (iv) any officer, director, employee or agent of RPC Inc. or RPC Ltd.; (v) any of the stockholders of RPC Inc. or RPC Ltd., (vi) the stockholders or partners of their respective transferees in the event of the liquidation, dissolution or winding-up of RPC Inc. or RPC Ltd.; or (vii) the respective nominees of any of the foregoing parties.

                  (c) Notwithstanding anything in this Certificate to the contrary, neither any of the Warrants nor any of the Shares issuable upon exercise of any of the Warrants shall be transferable, except upon compliance by the Holder with any applicable provisions of the Securities Act and any applicable state securities or blue sky laws.


             6.   EXCHANGE AND REPLACEMENT OF WARRANT
                  CERTIFICATES; LOSS OR MUTILATION OF
                  WARRANT CERTIFICATES.

                  (a) This Certificate is exchangeable without expense, upon the surrender hereof by the Holder at the principal office of the Company, for a new warrant certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder at the time of such surrender.

                  (b) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Certificate and, in case of such loss, theft or destruction, of indemnity and security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Certificate, if mutilated, the Company will make and deliver a new warrant certificate of like tenor, in lieu thereof.

             7. INITIAL EXERCISE PRICE; ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.

                  (a) INITIAL EXERCISE PRICE. The Warrants are exercisable at the Initial Exercise Price per Share, subject to adjustment from time to time as provided herein.

                  (b) ADJUSTMENT ON FIRST ANNIVERSARY OF ISSUANCE; COMPUTATION OF ADJUSTED PRICE. In the event that the average closing bid price during the thirty business days immediately prior to the first anniversary of the date of issuance of the Warrants is less than the Conversion Price (as defined in the Note Agreement of even date herewith between the Company and the registered holders of the Company's 8% Senior Convertible Notes Due 1999 (the "Notes")), then (i) the Exercise Price shall be reduced to a price equal to ten percent (10%) less than the average closing bid price for such thirty day period and
(ii) the number of Shares issuable upon the exercise of each Warrant shall be adjusted to equal the number of shares of Common Stock into which the entire original principal amount of the Notes would have then been convertible, based on the reduced Conversion Price, regardless of whether or not any of the Notes remain outstanding.

                  (c)  OTHER ADJUSTMENTS; COMPUTATION OF ADJUSTED PRICE.
Subject to the exceptions referred to in PARAGRAPH (h) below, in the event that the Company shall at any time after the initial issuance date of the Warrants represented by this Certificate issue or sell any shares of Common Stock (other than the issuance or sale of Common Stock referred to in PARAGRAPH (h) below), including shares of Common Stock held in the Company's treasury, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (A) the product of (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (y) the Exercise Price in effect immediately prior to such issuance or sale, plus, (B) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; PROVIDED, HOWEVER, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of readjustments provided for in PARAGRAPH (d) below or a combination of outstanding shares of Common Stock provided for in PARAGRAPH (e) below.

             For the purposes of any computation to be made in accordance with this PARAGRAPH (c), the following provisions shall be applicable:

                  (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                  (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, or on the exercise of options, rights or warrants or on the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                  (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                  (iv) The reclassification of securities of the Company (other than shares of Common Stock into securities including shares of Common Stock) shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in SUBPARAGRAPH (ii) above.

                  (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

                  (d) OPTIONS, RIGHTS, WARRANTS AND CONVERTIBLE AND EXCHANGEABLE SECURITIES. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the shareholders of the Company and Holders of Warrants pursuant to PARAGRAPH (i), in the event that the Company shall at any time after the initial issuance date of the Warrants represented by this Certificate issue any options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than the issuance or exercise of options, rights, warrants or preferred stock referred to in PARAGRAPH (h) below), (i) for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such options, rights, or warrants, or such convertible or exchangeable securities, or (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of PARAGRAPH (c) above; PROVIDED, HOWEVER, that:

                            (i) The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants are issued, and for a consideration equal to the minimum purchase price per share of Common Stock provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock), if any, received by the Company for such options, rights or warrants, and if no minimum price is provided in such options, rights or warrants, then the consideration shall be equal to zero;
             PROVIDED, HOWEVER, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this SUBPARAGRAPH (i) (and for the purposes of SUB-PARAGRAPH (v) OF PARAGRAPH (c) above) shall be reduced by such number of shares of Common Stock as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

                       (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; PROVIDED, HOWEVER, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this SUBPARAGRAPH (ii) (and for the purpose of this SUBPARAGRAPH (v) OF PARAGRAPH (c) above) shall be reduced by such number of shares of Common Stock as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares of Common Stock actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                       (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in SUBPARAGRAPH (i) above, or in the price per share at which the securities referred to in SUBPARAGRAPH (ii) above are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                       (iv) When an adjustment has been made in the Exercise Price pursuant to this PARAGRAPH (d) in respect of the issuance of any options, rights or warrants to subscribe for shares of Common Stock or the issuance of any securities convertible into or exchangeable for shares of Common Stock, no additional adjustment in the Exercise Price shall be made pursuant to PARAGRAPH 7(c) above upon the issuance of shares of Common Stock upon the exercise of such options, rights or warrants or upon the conversion or exchange of such securities.

                  (e) SUBDIVISION AND COMBINATION. In the event that the Company shall at any time after the initial issuance date of the Warrants and before the exercise or expiration of all the Warrants subdivide or combine the outstanding shares of Common Stock or declare a dividend consisting solely of shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                  (f) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this PARAGRAPH 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (g) ADJUSTMENT FOR RECLASSIFICATION, CONSOLIDATION, MERGER, SALE OR CONVEYANCE. In the event of any reclassification or change of the outstanding shares of Common Stock into different securities (other than a change in the number of outstanding shares or a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the event of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock into different securities, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or substantially all of the assets of the Company, the Holder shall thereafter have the right to convert into and to purchase the kind and respective number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Shares underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of Shares issuable upon exercise of the Warrants and (y) the Exercise Price, both as in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance.

                  (h) NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

                       (i) upon (A) the issuance of options or warrants to any employee, executive, officer, director, agent, advisor or consultant pursuant to any existing benefit, incentive, stock option or profit sharing plan of the Company or (B) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options or warrants; or

                       (ii) upon the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options, warrants or the conversion of preferred stock previously issued and outstanding or authorized on the initial issuance date of the Warrants represented by this Certificate; or

                       (iii) if the amount of said adjustment shall be less
             than two cents ($0.02) per Share; PROVIDED, HOWEVER, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($0.02) per Share.

                  (i) DIVIDENDS AND OTHER DISTRIBUTION WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or preferred stock, or a cash dividend or distribution payable out of current or retained earnings or a dividend consisting solely of preferred stock paid only to preferred stockholders) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that it would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this PARAGRAPH (i).

                  (j) SUBSCRIPTION RIGHTS FOR SHARES OF COMMON STOCK OR OTHER SECURITIES. If the Company shall at any time after the initial issuance date of the Warrants represented by this Certificate and prior to the exercise or expiration of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company to all the stockholders of the Company, the Holder of the unexercised Warrants shall be entitled, in addition to the Shares receivable upon the exercise of the Warrants, to receive such rights on a pro rata basis at the time such rights are distributed to the other stockholders of the Company.

                  (k) STATEMENT ON WARRANTS. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the warrant certificates representing the Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the warrant certificate representing the Warrants initially issuable.

             8.   REGISTRATION RIGHTS.

                  (a)  PIGGYBACK REGISTRATION.  If, at any time during the five
(5) years beginning on the initial issuance date of the Warrants represented by this Certificate, the Company proposes to prepare and file any new registration statement under the Securities Act covering the public sale of Common Stock of the Company for cash (in any case, other than in connection with an employee benefit plan, a dividend reinvestment plan or pursuant to a registration statement Form S-8 or any successor form) (collectively, a "Registration Statement"), it will give written notice by certified or registered mail, at least thirty (30) days prior to the filing of each such Registration Statement, to the Holder of its intention to do so. If the Holder notifies the Company within fifteen (15) days after receipt of any such notice of such Holder's desire to include in such proposed Registration Statement any shares of Common Stock (i) issued or issuable to the Holder upon exercise of the Holder's Warrants, and (ii) that are owned by the Holder (the "Registrable Shares") (which notice shall specify the number of Registrable Shares owned by the Holder, the number intended to be disposed of by the Holder, if any, and the intended method of disposition of such Registrable Shares), the Company shall use reasonable efforts to include, to the extent possible, in such Registration Statement the number of Registrable Shares which the Company has been so requested to register by the Holder, at the Company's sole cost and expense and at no cost or expense to the Holder, except that the Holder shall pay (i) all underwriters', broker-dealers', placement agents' and similar selling discounts, commissions and fees relating to the Holder's Registrable Shares, (ii) all registration and filing fees imposed under the Securities Act, by any stock exchange or under applicable state securities or blue sky laws based on the Holder's Registrable Shares,
(iii) all transfer, franchise, capital stock and other taxes, if any, applicable to the Holder's Registrable Shares, and (iv) any costs and expenses of legal counsel, accountants or other advisors retained by the Holder (collectively, the "Holder's Expenses"), all of which shall be paid by the Holder; PROVIDED, THAT:

                       (i) anything in this Section to the contrary notwithstanding, if the Company's securities so registered for sale are to be distributed in an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the amount of securities to be offered should be limited in order to assure a successful offering, the amount of Registrable Shares to be included in such Registration Statement shall be so limited and shall be allocated among the persons selling such securities in the following order of priority: (A) first to be registered will be the securities the Company proposes to sell, (B) next to be registered will be the securities subject to any demand or other piggyback registration rights granted by the Company before the initial issuance date of the Warrants, and
             (C) next to be registered will be the Registrable Shares and any other shares of Common Stock subject to similar piggyback registration rights granted by the Company as of the initial issuance date of the Warrants in proportion, as nearly as practicable, to the number of shares of Common Stock desired and eligible to be sold by each holder of such shares of Common Stock; and

                       (ii) anything in this Section to the contrary notwithstanding, the Company shall not be required to include any of the Holder's Registrable Shares in a registration statement if in the written opinion of legal counsel to the Company the securities for which registration is requested may be sold publicly without registration under the Securities Act; and

                       (iii) if the securities or blue sky laws of any jurisdiction in which the securities so registered are proposed to be offered would require the Holder's payment of greater registration expenses than those otherwise required by this Section and if the Company shall determine, in good faith, that the offering of such securities in such jurisdiction is necessary for the successful consummation of the registered offering, then the Holder shall either agree to pay the portion of the registration expenses required by the securities or blue sky laws of such jurisdiction to be paid by the Holder or withdraw his request for inclusion of his Registrable Shares in such registration; and

                       (iv) notwithstanding the provisions of this PARAGRAPH 8(a), the Company shall have the right at any time and for any reason or for no reason after it shall have given written notice pursuant to this paragraph (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof and, thereupon, shall be relieved from its obligation to proceed with such registration.

             If the Holder's Registrable Shares are included in the Registration Statement, the Holder shall furnish the Company in writing with such appropriate information in connection with the sale of such Shares, including, without limitation, information about the Holder, the Registrable Shares, other securities of the Company owned by the Holder, and the plan of distribution, as the Company shall reasonably request or as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. In addition, if the offering is underwritten, the Company shall have the exclusive right to select the underwriter. The Holder shall execute and deliver all documents reasonably requested by the underwriter and any other documents customary in similar offerings, including, without limitation, underwriting agreements, custody agreements, powers of attorney, indemnification agreements, and agreements restricting other sales of securities.

             The rights and obligations under PARAGRAPHS 8(a) AND (b) shall terminate at the earlier of (i) five (5) years after the initial issuance date of the Warrants, or (ii) the date all of the Holder's Registrable Shares have been transferred by the Holder, except for transfers in accordance with PARAGRAPH 5(b) above.

                  (b) COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

                       (i) The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to PARAGRAPH (a) above including, without limitation, the Company's legal and accounting fees, printing expenses, filing fees and other expenses, except that the Holder shall pay all of the Holder's Expenses (as defined in PARAGRAPH (a)).

                       (ii) The Company will use its reasonable efforts to qualify or register the Registrable Shares included in a Registration Statement for offering and sale under the securities or blue sky laws of such states of the United States as are reasonably requested by the Holder; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify or register the Registrable Shares in any jurisdiction in which the Company would be required to qualify as a broker or dealer in securities under the securities or blue sky laws of such jurisdictions, (ii) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not already so qualified, (iii) subject itself to taxation in any such jurisdiction, or (iv) consent to general service of process in any such jurisdiction.


                  (c)  INDEMNIFICATION.

                       (i) To the extent permitted by law, the Company shall indemnify and hold harmless each Holder of the Registrable Shares to be sold pursuant to any Registration Statement (such Holder being hereinafter referred to as a "Distributing Holder"), each underwriter (an "Underwriter") and each person, if any, who controls such Distributing Holder or Underwriter within the meaning of Section 15 of the Securities Act and each director of such Distributing Holder and Underwriter, against all loss, claim, damage, expense or liability (or actions in respect thereof) to which any of them may become subject under the Securities Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting part thereof or any amendments or supplements thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Distributing Holder and Underwriter and each such controlling person and director of the Distributing Holder and Underwriter for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred (including reasonable attorneys' fees); PROVIDED, HOWEVER, that (A) the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, such Distributing Holder, any other Distributing Holder or any such Underwriter specifically for use therein, and (B) such indemnity shall not inure to the benefit of such Distributing Holder or Underwriter (or such controlling person or director of the Distributing Holder or Underwriter) if any such loss, claim, damage, expense or liability arises out of or is based upon (i) any Distributing Holder's or the Underwriter's failure to deliver timely a copy of the final prospectus (or the final prospectus as then amended, revised or supplemented), or (ii) any such untrue statement or omission of a material fact that was corrected in the final prospectus (or the most recent amendment, revision or supplement thereto) and any Distributing Holder or the Underwriter failed to deliver it in a timely manner.

                       (ii) To the extent permitted by law, each Distributing
             Holder shall, severally and jointly, indemnify and hold harmless the Company, its directors, officers, employees and agents, each Underwriter and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act, against all loss, claim, damage, expense or liability (or actions in respect thereof) to which any of them may become subject under the Securities Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting part thereof or any amendments or supplements thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Company and each such director, officer, employee, agent, Underwriter or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred (including reasonable attorneys' fees) in each case to the extent, but only to the extent, that (A) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, such Distributing Holder or any other Distributing Holder specifically for use therein, or (B) such loss, claim, damage, expense or liability arises out of or is based upon (i) any Distributing Holder's failure to deliver in a timely manner a copy of the final prospectus (or the final prospectus as then amended, revised or supplemented), or (ii) any such untrue statement or omission of a material fact that was corrected in the final prospectus (or the most recent amendment, revision or supplement thereto) and any Distributing Holder failed to deliver it in a timely manner. Notwithstanding the foregoing, such indemnity shall not inure to the benefit of such Underwriter (or such controlling person of the Underwriter) if any such loss, claim, damage, expense or liability arises out of or is based upon (i) the Underwriter's failure to deliver in a timely manner a copy of the final prospectus (or the final prospectus as then amended, revised or supplemented), or (ii) any such untrue statement or omission of a material fact that was corrected in the final prospectus (or, the most recent amendment, revision or supplement thereto) and the Underwriter failed to deliver it in a timely manner.

                       (iii) Promptly after receipt by an indemnified party under this PARAGRAPH 8(c) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this PARAGRAPH 8(c), notify the indemnifying party in writing of the commencement thereof; PROVIDED, HOWEVER, that the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this PARAGRAPH 8(c) except to the extent such indemnifying party is materially prejudiced by such lack of notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this PARAGRAPH 8(c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation requested by the indemnifying party or required by law. If the indemnifying party does not elect to assume the defense of any such claim, action or proceeding, the indemnifying party shall not be liable for any settlement thereof which is effected without its prior written consent. No indemnifying party shall, without the prior written consent of the indemnified party, agree to the settlement of any such claim, action or proceeding if the effect thereof would be to find the indemnified party has violated the Securities Act, the United States Securities Exchange Act of 1934, as amended, or any state securities or blue sky laws.

                       (iv) If recovery is not available under the foregoing indemnification provisions of this PARAGRAPH 8(c) for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution toward the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in SUBPARAGRAPH 8(c)(i) OR 8(c)(ii) above, except that no person found to be liable for fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not also found to be liable for such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any untrue statement or omission, and any other equitable considerations appropriate under the circumstances, including, without limitation, the relative fault of the parties. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this SUBPARAGRAPH 8(c)(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this SUBPARAGRAPH 8(c)(iv) (including reasonable attorneys' fees).

             9. NOTICES TO WARRANT HOLDERS. Nothing contained in this Certificate shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the exercise or expiration of the Warrants, any of the following events shall occur:

                       (i) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                       (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                       (iii) a dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

                       (iv) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding-up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding-up or sale.


             10.  RESERVATION AND LISTING OF SECURITIES.

                  (a) The Company covenants and agrees that at all times during the period the Warrants are exercisable, the Company shall reserve and keep available, free from preemptive rights, out of its authorized and unissued shares of Common Stock or out of its authorized and issued shares of Common Stock held in its treasury, solely for the purpose of issuance upon exercise of the Warrants, such number of Shares as shall be issuable upon the exercise of the Warrants.

                  (b) The Company covenants and agrees that, upon exercise of the Warrants in accordance with their terms and payment of the Exercise Price therefor, all Shares issued or sold upon such exercise shall not be subject to the preemptive rights of any stockholder and when issued and delivered in accordance with the terms of the Warrants shall be duly and validly issued, fully paid and non-assessable, and the Holder shall receive good and valid title to such Shares free and clear from any adverse claim (as defined in the applicable Uniform Commercial Code), except such as have been created by the Holder.

                  (c) As long as the Warrants shall be outstanding, the Company shall use its reasonable efforts to cause all Shares issuable upon the exercise of the Warrants to be quoted by or listed on any national securities exchange or other securities listing service on which the shares of Common Stock of the Company are then listed.

             11. SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Certificate and any investigation at any time made by or on behalf of any party hereto and the exercise, sale and purchase of the Warrants and the Shares (and any other securities or properties) issuable on exercise hereof.

             12. REMEDIES. The Company agrees that the remedies at law of the Holder, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms hereof, may not be adequate and such terms may, in addition to and not in lieu of any other remedy, be specifically enforced by a decree of specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

             13. REGISTERED HOLDER. The Company may deem and treat the registered Holder hereof as the absolute owner of this Certificate and the Warrants represented hereby (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise of the Warrants, of any notice, and of any distribution to the Holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

             14. NOTICES. All notices and other communications from the Company to the Holder of the Warrants represented by this Certificate shall be in writing and shall be deemed to have been duly given if and when personally delivered, two (2) business days after sent by overnight courier or ten (10) days after mailed by certified, registered or international recorded mail, postage prepaid and return receipt requested, or when transmitted by telefax, telex or telegraph and confirmed by sending a similar mailed writing, if to the Holder, to the last address of such Holder as it shall appear on the books of the Company maintained at the Company's principal office or to such other address as the Holder may have specified to the Company in writing.

             15. HEADINGS. The headings contained herein are for convenience of reference only and are not part of this Certificate.

             16. GOVERNING LAW. This Certificate shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by, and construed in accordance with, the laws of said state, without regard to the conflict of laws provisions thereof.


IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed by its duly authorized officers under its corporate seal.

Dated February 15, 1996


                                               FIBERCHEM, INC.


                  By:    -------------------------------------


                  Name:  -------------------------------------


                  Title: -------------------------------------

Attest:


-----------------------------------
         Secretary